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                                                                    EXHIBIT 23.2

CONSENT

As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of the Preliminary Prospectus Supplement dated June 11, 1997 and accompanying Prospectus dated June 11, 1997 filed as an exhibit to the Company's Current Report on Form 8-K and incorporated by reference into the Company's effective Registration Statements on Form S-3 (No. 33-45271) and Form S-8.


                                              Arthur Andersen LLP

Orange County, California
June 10, 1997